The PNC Financial Services Group, Inc. Third Quarter 2006 Earnings Conference Call October 31, 2006 Exhibit 99.2

Closing of BlackRock acquisition of Merrill Lynch Investment Managers provides capital for growth
Earned record $1.5 billion or $5.01 per diluted share
Adjusted earnings* of $380 million or $1.28 per diluted share
Invested in our brand by introducing free ATMs, PNC credit card and simplified checking
Balance sheet well positioned for interest rate environment
One PNC initiative produced desired results and continuous improvement program offers new opportunities
Announced agreement to acquire Mercantile Bankshares Corporation on October 9
Third Quarter 2006 Highlights
* Adjustments exclude the $1.3 billion net addition to earnings from BlackRock transaction and $158 million of after-
tax losses from balance sheet repositioning.  See Appendix for GAAP reconciliation of adjustments to reported third quarter 2006 income statement.

Income Statement
Net interest income * $574 $574 $562 $566
Noninterest income 2,943 1,109 1,230 1,116
Total revenue * 3,517 1,683 1,792 1,682
Noninterest expense 1,178 1,106 1,149 1,159
Pretax, pre-provision income * 2,339 577 643 523
Provision 16 16 44 16
Income before minority interest and
income taxes * 2,323 561 599 507
Minority interest (5) 9 15 14
Income taxes * 844 172 203 159
Net income $1,484 $380 $381 $334
EPS - diluted $5.01 $1.28 $1.28 $1.14
Third Quarter
Reported
2006
Third Quarter
As Adjusted
2006 **
Second Quarter
Reported
2006 **
$ millions
(except per share data)
Third Quarter
Reported
2005 **
* Presented on a taxable-equivalent basis.  See Appendix for GAAP reconciliation of reported net interest income, total revenue and income taxes.
** See Appendix for GAAP reconciliation of adjustments to reported 3Q06 income statement.  Adjustments are intended to highlight the impact of certain significant 3Q06 items, due to their aggregate magnitude.  Similar types of adjustments were not made to 2Q06 and 3Q05, as any such adjustments would not have been similar in magnitude to the amount of the 3Q06 adjustments shown in the appendix.

Loans $50.3 1% 2%
Securities $21.7 1% 6%
Total interest-earning assets $78.7 2% 4%
Total assets $95.3 2% 5%
Noninterest-bearing demand deposits $14.5 4% 6%
Money market deposits $20.6 8% 11%
Savings and retail CDs $16.2 2% 10%
Total deposits $64.6 3% 8%
Total borrowed funds $14.7 (2)% (14)%
Tangible common equity ratio 7.5%
Loans to deposits 76%
Deposits to total funds 66%
Average balances, $ billions
At quarter-end
Second Quarter
2006
Third Quarter
2006
Third Quarter
2005
% Change vs.
Balance Sheet Highlights -
Third Quarter 2006

We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made.  We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding these factors in our Form 10-K for the year ended December 31, 2005 and in our current year Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com under “About PNC – Investor
Relations.”
•
Our business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which we do business. We are affected by changes in our customers’ financial performance, as well as changes in customer preferences and behavior, including as a result of changing economic conditions.
•
The value of our assets and liabilities as well as our overall financial performance are affected by changes in interest rates or in valuations in the debt and equity markets.  Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect our activities and financial results.
•
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•
Our ability to implement our One PNC initiative, as well as other business initiatives and strategies we may pursue, could affect our financial performance over the next several years.
•
Our ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.  These uncertainties are present in transactions such as our pending acquisition of Mercantile Bankshares Corporation.
Cautionary Statement Regarding
Forward-Looking Information

•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity and funding.  These legal and regulatory developments could include:  (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments;  (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools;  (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information;  and (e) changes in accounting policies and principles.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance and capital management techniques.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can also impact our business and operating results.
•
Our business and operating results can be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on us or on our customers, suppliers or other counterparties specifically.
•
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our interest in BlackRock, Inc. are discussed in more detail in BlackRock’s 2005 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
In addition, our pending acquisition of Mercantile Bankshares presents us with a number of risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired businesses into PNC after closing.  These risks and uncertainties include the following:
•
Completion of the transaction is dependent on, among other things, receipt of regulatory and Mercantile shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.  The impact of the completion of the transaction on PNC’s financial statements will be affected by the timing of the transaction.
•
The transaction may be substantially more expensive to complete (including the integration of Mercantile’s businesses) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
Cautionary Statement Regarding
Forward-Looking
Information (continued)

•
The integration of Mercantile’s business and operations into PNC, which will include conversion of Mercantile’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Mercantile’s or PNC’s existing businesses.
•
The anticipated benefits to PNC are dependent in part on Mercantile’s business performance in the future, and there can be no assurance as to actual future results, which could be impacted by various factors, including the risks and uncertainties generally related to PNC’s and Mercantile’s performance (with respect to Mercantile, see Mercantile’s SEC reports, accessible on the SEC’s website) or due to factors related to the acquisition of
Mercantile and the process of integrating it into PNC.
In addition to the pending Mercantile Bankshares transaction, we grow our business from time to time by acquiring other financial services companies.
Acquisitions in general present us with risks other than those presented by the nature of the business acquired. In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits
(including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected.  In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas.  As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs and expenses arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s, Mercantile’s or other company’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking
Information (continued)

The PNC Financial Services Group, Inc. and Mercantile Bankshares Corporation will be filing a proxy statement/prospectus and other relevant documents concerning the PNC/Mercantile merger transaction with the United States Securities and Exchange Commission (the “SEC”).
SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY
OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER
TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY
STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.  Shareholders will be able to obtain free copies of the proxy statement/prospectus, as well as other filings containing information about Mercantile Bankshares and
PNC, without charge, at the SEC’s Internet site (http://www.sec.gov).  In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder
Relations at (800) 843-2206.  Documents filed with the SEC by Mercantile Bankshares will be available free of charge from Mercantile Bankshares Corporation, 2 Hopkins Plaza, P.O. Box 1477,
Baltimore, Maryland 21203, Attention:  Investor Relations.
Mercantile Bankshares and its directors and executive officers and certain other members of management and employees are expected to be participants in the solicitation of proxies from
Mercantile Bankshares’ shareholders in respect of the proposed merger transaction.  Information regarding the directors and executive officers of Mercantile Bankshares is available in the proxy statement for its May 9, 2006 annual meeting of shareholders, which was filed with the SEC on March
29, 2006.  Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus relating to the merger transaction and the other relevant documents filed with the SEC when they become available.
Additional Information About
The PNC/Mercantile Transaction

$ millions
Net interest income, GAAP basis $567 $556 $559
Taxable-equivalent adjustment 7 6 7
Net interest income, taxable-equivalent basis $574 $562 $566
Total revenue, GAAP basis $3,510 $1,786 $1,675
Taxable-equivalent adjustment 7 6 7
Total revenue, taxable-equivalent basis $3,517 $1,792 $1,682
Income taxes, GAAP basis $837 $197 $152
Taxable-equivalent adjustment 7 6 7
Income taxes, taxable-equivalent basis $844 $203 $159
3Q06
2Q06
Non-GAAP to GAAP
Reconcilement
Appendix
Net Interest Income, Total Revenue and Income Taxes
3Q05

Adjustments: *
Gain on BlackRock transaction $(2,078) - $(785) $(1,293) $(4.36)
Securities portfolio rebalancing loss 196 - 69 127 .43
Mortgage loan portfolio repositioning loss 48 - 17 31 .10
Total included in noninterest income (1,834) - (699) (1,135) (3.83)
BlackRock/MLIM transaction integration costs (72) $14 27 (31) (.10)
Total included in noninterest expense (72) 14 27 (31) (.10)
Total Adjustments $(1,762) $14 $(672) $(1,104) $(3.73)
Non-GAAP to GAAP
Reconcilement
Net interest income $567 $7 $574 - $574
Noninterest income 2,943 - 2,943 $(1,834) 1,109
Total revenue 3,510 7 3,517 (1,834) 1,683
Noninterest expense 1,178 - 1,178 (72) 1,106
Pretax, pre-provision income 2,332 7 2,339 (1,762) 577
Provision 16 - 16 - 16
Income before minority interest
and income taxes 2,316 7 2,323 (1,762) 561
Minority interest (5) - (5) 14 9
Income taxes 837 7 844 (672) 172
Net income $1,484 - $1,484 $(1,104) $380
EPS - diluted $5.01 - $5.01 $(3.73) $1.28
Reported,
GAAP
Basis
Taxable-
Equivalent
Adjustment
Taxable-
Equivalent
Basis $ millions (except per share data)
Adjustments *
As Adjusted,
TE
Basis
Pre-Tax
Minority
Interest
Income
Taxes
After-Tax
Diluted EPS
Impact
Third Quarter 2006
Appendix
Income Statement